April 30, 2021

BNY MELLON INVESTMENT FUNDS III
– BNY Mellon International Bond Fund

Supplement to Current Summary Prospectus and Prospectus

Effective June 1, 2021, the following information will supersede and replace the first paragraph in the section "Principal Investment Strategy" in the summary prospectus and "Fund Summary – Principal Investment Strategy" in the prospectus:

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities. The fund also normally invests at least 65% of its assets in non-U.S. dollar denominated fixed-income securities of foreign governments and companies located in various countries, including emerging markets. The fund invests principally in bonds, but its fixed-income investments also may include notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, floating rate loans (limited to up to 20% of the fund's net assets) and other floating rate securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. The fund may invest up to 30% of its assets in emerging markets.

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Effective June 1, 2021, the following information will supersede and replace the third paragraph in the section "Fund Details – Goal and Approach" in the prospectus:

The fund may invest up to 30% of its assets in emerging markets. The fund may invest in securities of issuers in emerging markets of any credit quality, including those rated or determined to be below investment grade quality.

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